Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                    EXHIBIT 10.4



--------------------------------------------------------------------------------


          11TH INSTRUMENT OF AMENDMENT TO CONTRACT NO. VES-8-IDN-1-1999
                          EXECUTED ON OCTOBER 18, 1999



AOL BRASIL LTDA. with registered office at Avenida Industrial, 600, 2nd floor, ZIP CODE 08090-500, in the City of Sao Paulo, State of Sao Paulo, registered with CNPJ/MF under No. 03,032,579/0001-62, represented herein pursuant to its Articles of Association, hereinafter referred to as "AOL", and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, with registered office at Av. Presidente Vargas, 1012, CEP 20179-900, in the City of Rio de Janeiro, State of Rio de Janeiro, registered with CNPJ/MF under No. 33,530,486/0001-29, represented herein pursuant to its Bylaws, hereinafter referred to as "EMBRATEL", both also collectively referred to as PARTIES and, individually, as PARTY;

WHEREAS:

A. On October 18, 1999, the Parties entered into a "Master Agreement for Value Added Services (BRAZIL)", hereinafter referred to as the AGREEMENT;

B. The AGREEMENT was the object of amendments Ad. 001/00, Ad. 002/00, Ad.003/00, Ad. 004/01, Ad. 005/01, Ad. 006/01, Ad. 007/01, Ad. 008/01, Ad. 009/01 and Ad.
010/02 executed, respectively, on May 10, 2000, September 29, 2000, December 27, 2000, April 25, 2001, July 4, 2001, July 31, 2001, September 21, 2001, November
11, 2001, December 03, 2001 and April 3, 2002;

C. The Parties wish to modify some of the terms and conditions of the AGREEMENT and, particularly, the price for the supply of Dedicated Modems:

NOW, THEREFORE, the parties have agreed to execute this 11th Instrument of Amendment to the AGREEMENT (hereinafter referred to as the AMENDMENT), as follows:

The terms and expressions in capital letters are defined and have the same meaning as established in the AGREEMENT.

SECTION ONE - SUBJECT MATTER

The subject matter of this AMENDMENT is the modification of the terms of the AGREEMENT, as set forth hereinbelow:

         1.1 The price to be paid by AOL for each Dedicated Modem shall hereafter be: a) [**] per month during the year [**]; (b) [**] per month during the year [**]; and (c) [**] per month from [**] until expiration of the term of this Agreement. Such amounts do not include taxes, which shall be borne by AOL, in accordance with the terms of the Agreement. Such amounts shall be hereafter applicable to all Dedicated Modems already contracted for and to all Dedicated Modems that may be requested by AOL to EMBRATEL as of the date of execution of this AMENDMENT. Such prices shall be effective as of the date of execution of this AMENDMENT.

         1.2 As provided under Section 1.2 (a) of the Agreement, AOL may request the transfer of any Dedicated Modem to any other city where EMBRATEL offers such service. In such case, the price payable for transfer of each Dedicated Modem so transferred shall be [**], without taxes.

         1.3 The contracting for [**] Dedicated Modems in the localities set forth in Annex I shall be cancelled as of the date of execution of this AMENDMENT, the total number of active Dedicated Modems on the date hereof being, therefore, [**], allocated as set forth in Annex II. Cancellation of the contracting for Dedicated Modems, as agreed to herein, will not imply the payment of fines, taxes or penalties by AOL to Embratel.

                  1.3.1 The Parties represent that, out of the total Dedicated Modems contracted for by AOL up to the present date, [**] Dedicated Modems, marked with an (*) in Annex II, have not yet been installed by EMBRATEL. The parties agree, for all purposes, that as of the effective installation of such Dedicated Modems by EMBRATEL, all the provisions contained in this AMENDMENT that are applicable to Dedicated Modems installed before/up to the date of execution of this AMENDMENT shall be applicable to such Dedicated Modems.

                  1.3.2 Because [**] Dedicated Modems have not been installed by EMBRATEL, as referred to under paragraph 1.3.1 above, and without prejudice to the cancellation of the contracting for [**] Dedicated Modems, as agreed under a provision in the head of this Section 1.3, the effective disconnection of [**] Dedicated Modems marked with an (*) in Annex I shall occur to the extent that the Dedicated Modems referred to under paragraph 1.3.1 shall be effectively installed.

                  1.3.3 The Parties agree that no additional sum will be payable, on whatever account, by AOL to EMBRATEL by reason of the installation and effective disconnection of Dedicated Modems as provided under Paragraphs 1.3.1 and 1.3.2 above.

         1.4 The Parties agree to expressly exclude from the Agreement the minimum requirement described in Section 1.1 of the Agreement, concerning the obligation of AOL to contract for a minimum of [**] Dedicated Modems during the term of the Agreement.

         1.5 Without prejudice to the provision under section 1.3 above, during the period between [**] and [**], AOL shall (i) by contracting and/or maintaining the contracted for number of Dedicated Modems, provide a minimum net-of-taxes revenue for EMBRATEL equal to [**]; and (ii) secure a minimum of [**] activated Dedicated Modems every month. In the event the revenue amount of [**] and [**] is not provided by AOL in the aforementioned period, AOL shall pay the difference between the amount effectively paid to Embratel and the amount of [**], such difference to be included in the invoice for services provided in the month of December 2002.

1.6 Notwithstanding any time set in the AGREEMENT and in any amendment thereto, the term of validity of all of the [**] Dedicated Modems contracted for up to the date of execution of this AMENDMENT is hereby extended for a term of thirty-six (36) months from the date of execution hereof.

1.7 The terms of validity of new Dedicated Modems (where "new" shall refer to Dedicated Modems contracted for after the execution of this Amendment) shall be as follows:

                  1.7.1 After execution of this AMENDMENT, any and all Dedicated Modems required by AOL from Embratel during the first twenty-four (24) months from the date of execution hereof -- for localities where AOL already has Dedicated Modems installed and active on the date of this AMENDMENT -- which result in a total number of contracted for and activated Dedicated Modems that is less than or equal to [**], shall be subject to a term of validity not to exceed thirty-six (36) months from the date of execution of this AMENDMENT.

                  1.7.2 Any and all Dedicated Modems required by AOL from Embratel after the twenty-fifth (25th) month from the date of execution of this AMENDMENT shall be subject to a term of validity of thirty-six (36) months from the date of execution of the respective instrument of amendment whereby the contracting therefor is formalized.

                  1.7.3 After execution of this AMENDMENT, any and all Dedicated Modems required by AOL from Embratel -- for localities where AOL already has Dedicated Modems installed and active on the date of execution of this AMENDMENT -- which result in a total number of contracted for and activated Dedicated Modems that exceeds [**], shall be subject to a term of validity of thirty-six (36) months from the date of execution of the respective instrument of AMENDMENT whereby the contracting therefor is formalized.

                  1.7.4 After execution of this AMENDMENT, any and all Dedicated Modems required by AOL from Embratel for localities where AOL has no Dedicated Modem installed and active on the date of execution of this AMENDMENT, or localities where the number of Dedicated Modems has been reduced to [**] pursuant to this AMENDMENT, shall be subject to a term of validity of thirty-six (36) months from the date of execution of the respective instrument of amendment whereby the contracting therefor is formalized.

         1.8 Notwithstanding the terms established under Section 1.7 above, AOL, at its exclusive discretion, may terminate, in whole or in part, the Dedicated Modems contracted for, as established hereinbelow:

                  1.8.1 As of [**], AOL may terminate any individual contracting for Dedicated Modems in the localities where AOL has Dedicated Modems installed and active on the date of execution of this AMENDMENT, pursuant to the following conditions:

                           a) Termination by AOL of the contracting for Dedicated Modems -- in the localities where AOL already has Dedicated Modems installed and active on the date of execution of this AMENDMENT -- resulting in a total number of remaining, contracted for and activated, Dedicated Modems equal to or exceeding [**] may be made, provided that AOL pays EMBRATEL a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem the contracting for which has been terminated.

                           b) Termination by AOL of the contracting for Dedicated Modems -- in the localities where AOL already has Dedicated Modems installed and active on the date of execution of this AMENDMENT -- resulting in a total number of remaining, contracted for and activated, Dedicated Modems that is less than [**], but exceeding [**], may be made at any time during the term of validity of the Agreement, without payment of any fine, tax or penalty by AOL.

                           c) [**], termination by AOL of the contracting for Dedicated Modems -- in the localities where AOL has Dedicated Modems installed and active on the date of execution of this AMENDMENT -- resulting in a total number of remaining, contracted for and activated, Dedicated Modems that is less than [**], but exceeding [**], may be made, provided that AOL pays EMBRATEL a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem terminated. In the event termination as provided under this letter "c" results in a total number of remaining, contracted for and activated, Dedicated Modems that is less than [**], AOL will pay EMBRATEL a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem the contracting for which has been terminated.

                           d) [**], termination by AOL of the contracting for Dedicated Modems -- in the localities where AOL has Dedicated Modems installed and active on the date of execution of this AMENDMENT -- resulting in a total number of remaining, contracted for and activated, Dedicated Modems that is less than [**], but exceeding [**], may be made, provided that AOL pays EMBRATEL a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem the contracting for which has been terminated. In the event termination as provided under this letter "d" results in a total number of remaining, contracted for and active, Dedicated Modems that is less than [**], AOL will pay EMBRATEL a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem the contracting for which has been terminated.

                  1.8.2 AOL may individually terminate the contracting for any Dedicated Modems installed in localities where AOL has [**] Dedicated Modem installed and active up to the date of execution of this AMENDMENT, or in localities where the number of Dedicated Modems has been reduced to [**] pursuant to this AMENDMENT. Any such termination will subject AOL to the payment to EMBRATEL of a penalty of a compensatory nature in an amount equal to [**] of the total amount of any installments payable by AOL to EMBRATEL with respect to each Dedicated Modem the contracting for which has been terminated.

         1.9 For the sake of clarity, the table below indicates the criterion for the imposition of penalties associated with the termination of

         Dedicated Modems contracted for and activated in the localities where AOL has Dedicated Modems installed and active on the date of execution of this AMENDMENT, as described in Section 1.8 above:

-------------------------------------------------------------------------------

Number of       [**]       [**]                 [**]        [**]        [**]
Dedicated
Modems (M)
-------------------------------------------------------------------------------
Date as of      [**]       [**]      [**]       [**]        [**]        [**]
which
termination is
permitted
-------------------------------------------------------------------------------
Percentage of   [**]       [**]      [**]       [**]        [**]        [**]
installments
payable on
account of
penalty
-------------------------------------------------------------------------------

         1.10 EMBRATEL warrants that it will provide a continued service, unless any restriction /impediment of a regulatory nature with respect to the type of service to be provided under the agreement, and the conditions for the provision thereof, shall prevent EMBRATEL from providing such service.

                  1.10.1 In the event ANATEL establishes final regulations for governing "Material aspects concerning the use of telecommunications services and networks for access to Internet services", which were the subject matter of the Notice for Public Comment (CONSULTA PUBLICA) No. 0372, and in the event EMBRATEL proceeds to provide Internet dialed access service (the subject matter of the AGREEMENT) under such new modes /conditions as may be established by ANATEL, AOL, at its exclusive discretion, may cause the Dedicated Modems then installed and active to migrate to the new mode for the provision of the service, according to new and specific commercial conditions for the provision of such new service, to be negotiated between the Parties upon the implementation thereof, and AOL shall not be subject to any fine, penalty or indemnification by reason of such change in the conditions for the provision of the service.

         1.11 The Parties agree that, as of the execution of an appropriate agreement between AOL and EMBRATEL with respect to shared marketing investments, Section 10.5 of the AGREEMENT (as modified under the amendment 01/2000) will be deemed excluded from the AGREEMENT, whereupon all of the effects thereof shall cease.

SECTION TWO - GENERAL PROVISIONS

2.1 The Parties hereby ratify all other provisions under the Agreement and amendments thereto, which shall be maintained in their entirety to the extent they do not conflict with this AMENDMENT.

2.2 This AMENDMENT binds the Parties, by themselves, their successors, heirs and assigns on any account.

2.3 The contracting and cancellation/termination of the contracting for any Dedicated Modems, as well as any contractual modification, will only be valid if made by an instrument of amendment executed by the authorized representatives of both Parties. Nevertheless, a request for the transfer of Dedicated Modems, as provided under Section 1.2 (a) of he Agreement, may be made by written notice from AOL to Embratel, and such request will be deemed valid after being expressly accepted by EMBRATEL.

         2.3.1 Embratel shall respond to AOL whether Embratel accepts any such request not later than (i) [**], where a transfer shall be made to a locality where AOL already has Dedicated Modems; and (ii) [**], where a transfer shall be made to a locality where AOL does not have any Dedicated Modem yet.

         2.3.2 Absence of any response by Embratel within the time limits established herein shall be construed as an express acceptance of AOL's request by Embratel.

Intending to be legally bound the Parties execute this AMENDMENT in two (02) counterparts, before the two (02) subscribing witnesses.

                                                    Rio de Janeiro, May 25, 2002

EMPRESA BRASILEIRA DE COMUNICACOES - EMBRATEL

/s/ VALDINEI CARNIEL ROCHA             /s/ MICHELE DARIANO MACHEMER
-------------------------------       -----------------------------------------
NAME: VALDINEI CARNIEL ROCHA          NAME: MICHELE DARIANO MACHEMER
TITLE: SALES MANAGER                  TITLE: ACCOUNT MANAGER

AOL BRASIL LTDA.

 /s/ MILTON DA ROCHAS CARMARGO
-------------------------------       -----------------------------------------
NAME: Milton da Rocha Camargo         NAME:
TITLE: Vice President                 TITLE:

WITNESSES:

/s/ JUSSARA COSTA RIET                /s/ LUCIANA DE FREITA PUPO NOGUERIA
-------------------------------       -----------------------------------------
NAME: JUSSARA COSTA RIET              NAME: Luciana de Freitas Pupo Nogueira

RG: 1,014,014,932

                   ANNEX I - DEDICATED MODEMS TO BE CANCELLED

------------------------------------- ------------ ----------------------------
Locality                                 State     Number of Dedicated Modems
                                                   cancelled
------------------------------------- ------------ ----------------------------
ANANINDEUA                                PA                    [**]
------------------------------------- ------------ ----------------------------
ANAPOLIS                                  GO                    [**]
------------------------------------- ------------ ----------------------------
APARECIDA DE GOIANIA                      GO                    [**]
------------------------------------- ------------ ----------------------------
ARACAJU                                   SE                    [**]
------------------------------------- ------------ ----------------------------
ARARAQUARA                                SP                    [**]
------------------------------------- ------------ ----------------------------
BELEM                                     PA                    [**]
------------------------------------- ------------ ----------------------------
BENTO GONCALVES                           RS                    [**]
------------------------------------- ------------ ----------------------------
BLUMENAU                                  SC                    [**]
------------------------------------- ------------ ----------------------------
BOA VISTA                                 RR                    [**]
------------------------------------- ------------ ----------------------------
BRASILIA                                  DF                    [**]
------------------------------------- ------------ ----------------------------
CACHOEIRO DO ITAPEMIRIM                   ES                    [**]
------------------------------------- ------------ ----------------------------
CAMACARI                                  BA                    [**]
------------------------------------- ------------ ----------------------------
CAMPINAS                                  SP                    [**]
------------------------------------- ------------ ----------------------------
CAMPO GRANDE                              MS                    [**]
------------------------------------- ------------ ----------------------------
CAXIAS DO SUL                             RS                    [**]
------------------------------------- ------------ ----------------------------
COLATINA                                  ES                    [**]
------------------------------------- ------------ ----------------------------
CONTAGEM                                  MG                    [**]
------------------------------------- ------------ ----------------------------
CORUMBA                                   MS                    [**]
------------------------------------- ------------ ----------------------------
CRICIUMA                                  SC                    [**]
------------------------------------- ------------ ----------------------------
CUIABA                                    MT                    [**]
------------------------------------- ------------ ----------------------------
CURITIBA                                  PR                    [**]
------------------------------------- ------------ ----------------------------
DIVINOPOLIS                               MG                    [**]
------------------------------------- ------------ ----------------------------
DOURADOS                                  MS                    [**]
------------------------------------- ------------ ----------------------------
FARROUPINHA                               RS                    [**]
------------------------------------- ------------ ----------------------------
FLORIANOPOLIS                             SC                    [**]
------------------------------------- ------------ ----------------------------
FORTALEZA                                 CE                    [**]
------------------------------------- ------------ ----------------------------
FOZ DO IGUACU                             PR                    [**]
------------------------------------- ------------ ----------------------------
GOIANIA                                   GO                    [**]
------------------------------------- ------------ ----------------------------
GURUPI                                    TO                    [**]
------------------------------------- ------------ ----------------------------
ILHEUS                                    BA                    [**]
------------------------------------- ------------ ----------------------------
IMPERATRIZ                                MA                    [**]
------------------------------------- ------------ ----------------------------
ITABUNA                                   BA                    [**]
------------------------------------- ------------ ----------------------------
ITAJAI                                    SC                    [**]
------------------------------------- ------------ ----------------------------
JI-PARANA                                 RO                    [**]
------------------------------------- ------------ ----------------------------
JOAO PESSOA                               PB                    [**]
------------------------------------- ------------ ----------------------------
JOINVILLE                                 SC                    [**]
------------------------------------- ------------ ----------------------------
JUAZEIRO DO NORTE                         CE                    [**]
------------------------------------- ------------ ----------------------------
LAGES                                     SC                    [**]
------------------------------------- ------------ ----------------------------
LONDRINA                                  PR                    [**]
------------------------------------- ------------ ----------------------------
MACEIO                                    AL                    [**]
------------------------------------- ------------ ----------------------------
MARILIA                                   SP                    [**]
------------------------------------- ------------ ----------------------------

------------------------------------- ------------ ----------------------------
MARINGA                                   PR                    [**]
------------------------------------- ------------ ----------------------------
NATAL                                     RN                    [**]
------------------------------------- ------------ ----------------------------
NOVO HAMBURGO                             RS                    [**]
------------------------------------- ------------ ----------------------------
OSASCO                                    SP                    [**]
------------------------------------- ------------ ----------------------------
PASSO FUNDO                               RS                    [**]
------------------------------------- ------------ ----------------------------
PELOTAS                                   RS                    [**]
------------------------------------- ------------ ----------------------------
PETROLINA                                 PE                    [**]
------------------------------------- ------------ ----------------------------
PETROPOLIS                                RJ                    [**]
------------------------------------- ------------ ----------------------------
PONTA GROSSA                              PR                    [**]
------------------------------------- ------------ ----------------------------
PORTO ALEGRE                              RS                    [**]
------------------------------------- ------------ ----------------------------
RECIFE                                    PE                    [**]
------------------------------------- ------------ ----------------------------
RIO BRANCO                                AC                    [**]
------------------------------------- ------------ ----------------------------
RIO VERDE                                 GO                    [**]
------------------------------------- ------------ ----------------------------
RONDONOPOLIS                              MT                    [**]
------------------------------------- ------------ ----------------------------
SANTA CRUZ DO SUL                         RS                    [**]
------------------------------------- ------------ ----------------------------
SANTA MARIA                               RS                    [**]
------------------------------------- ------------ ----------------------------
SANTAREM                                  PA                    [**]
------------------------------------- ------------ ----------------------------
SANTO ANDRE                               SP                    [**]
------------------------------------- ------------ ----------------------------
SANTO ANGELO                              RS                    [**]
------------------------------------- ------------ ----------------------------
SANTOS                                    SP                    [**]
------------------------------------- ------------ ----------------------------
SAO CARLOS                                SP                    [**]
------------------------------------- ------------ ----------------------------
SAO JOSE DO RIO PRETO                     SP                    [**]
------------------------------------- ------------ ----------------------------
SAO JOSE DOS CAMPOS                       SP                    [**]
------------------------------------- ------------ ----------------------------
SAO PAULO                                 SP                    [**]
------------------------------------- ------------ ----------------------------
SINOP                                     MT                    [**]
------------------------------------- ------------ ----------------------------
SOBRAL                                    CE                    [**]
------------------------------------- ------------ ----------------------------
SOROCABA                                  SP                    [**]
------------------------------------- ------------ ----------------------------
TERESINA                                  PI                    [**]
------------------------------------- ------------ ----------------------------
TOLEDO                                    PR                    [**]
------------------------------------- ------------ ----------------------------
TUBARAO                                   SC                    [**]
------------------------------------- ------------ ----------------------------
UBERABA                                   MG                    [**]
------------------------------------- ------------ ----------------------------
UBERLANDIA                                MG                    [**]
------------------------------------- ------------ ----------------------------
UMUARAMA                                  PR                    [**]
------------------------------------- ------------ ----------------------------
URUGUAIANA                                RS                    [**]
------------------------------------- ------------ ----------------------------
VARGINHA                                  MG                    [**]
------------------------------------- ------------ ----------------------------
VARZEA GRANDE                             MT                    [**]
------------------------------------- ------------ ----------------------------
VITORIA                                   ES                    [**]
------------------------------------- ------------ ----------------------------
VITORIA DA CONQUISTA                      BA                    [**]
------------------------------------- ------------ ----------------------------
TOTAL GERAL                                                     [**]
------------------------------------- ------------ ----------------------------

(*) Without prejudice to the cancellation of the contracting for Dedicated Modems as agreed under Section 1.3.2 of the 11th Amendment, of which this Annex is a part, the Dedicated Modems marked with an (*) may only be effectively disconnected to the extent that the Dedicated Modems not yet installed by Embratel, as referred to under Section 1.3.2 of such 11th Amendment, are effectively installed.

                  ANNEX II - PORTS THAT SHALL REMAIN INSTALLED

----- ---------------------------- ------ ------------------------------
      LOCALITY                     ST                 PORTS
----- ---------------------------- ------ ------------------------------
   1  ANANINDEUA                   PA                 [**]
----- ---------------------------- ------ ------------------------------
   2  ANAPOLIS                     GO                 [**]
----- ---------------------------- ------ ------------------------------
   3  APARECIDA DE GOIANIA         GO                 [**]
----- ---------------------------- ------ ------------------------------
   4  APUCARANA                    PR                 [**]
----- ---------------------------- ------ ------------------------------
   5  ARACAJU                      SE                 [**]
----- ---------------------------- ------ ------------------------------
   6  ARACATUBA                    SP                 [**]
----- ---------------------------- ------ ------------------------------
   7  ARARAQUARA                   SP                 [**]
----- ---------------------------- ------ ------------------------------
   8  ARAUCARIA                    PR                 [**]
----- ---------------------------- ------ ------------------------------
   9  BALNEARIO CAMBORIU           SC                 [**]
----- ---------------------------- ------ ------------------------------
  10  BARRA MANSA                  RJ                 [**]
----- ---------------------------- ------ ------------------------------
  11  BARUERI                      SP                 [**]
----- ---------------------------- ------ ------------------------------
  12  BAURU                        SP                 [**]
----- ---------------------------- ------ ------------------------------
  13  BELEM                        PA                 [**]
----- ---------------------------- ------ ------------------------------
  14  BELO HORIZONTE               MG                 [**]
----- ---------------------------- ------ ------------------------------
  15  BENTO GONCALVES              RS                 [**]
----- ---------------------------- ------ ------------------------------
  16  BLUMEMAU                     SC                 [**]
----- ---------------------------- ------ ------------------------------
  17  BOA VISTA                    RR                 [**]
----- ---------------------------- ------ ------------------------------
  18  BRASILIA                     DF                 [**]
----- ---------------------------- ------ ------------------------------
  19  CACERES                      MT                 [**]
----- ---------------------------- ------ ------------------------------
  20  CACHOEIRO DO ITAPEMIRIM      ES                 [**]
----- ---------------------------- ------ ------------------------------
  21  CAMACARI                     BA                 [**]
----- ---------------------------- ------ ------------------------------
  22  CAMPINA GRANDE               PB                 [**]
----- ---------------------------- ------ ------------------------------
  23  CAMPINAS                     SP                 [**]
----- ---------------------------- ------ ------------------------------
  24  CAMPO GRANDE                 MS                 [**]
----- ---------------------------- ------ ------------------------------
  25  CAMPOS DOS GOYTACAZES        RJ                 [**]
----- ---------------------------- ------ ------------------------------
  26  CARUARU                      PE                 [**]
----- ---------------------------- ------ ------------------------------
  27  CASCAVEL                     PR                 [**]
----- ---------------------------- ------ ------------------------------
  28  CATANDUVA                    SP                 [**]
----- ---------------------------- ------ ------------------------------
  29  CAXIAS DO SUL                RS                 [**]
----- ---------------------------- ------ ------------------------------
  30  CHAPECO                      SC                 [**]
----- ---------------------------- ------ ------------------------------
  31  COLATINA                     ES                 [**]
----- ---------------------------- ------ ------------------------------
  32  CONTAGEM                     MG                 [**]
----- ---------------------------- ------ ------------------------------
  33  CORUMBA                      MS                 [**]
----- ---------------------------- ------ ------------------------------
  34  CRICIUMA                     SC                 [**]
----- ---------------------------- ------ ------------------------------
  35  CUIABA                       MT                 [**]
----- ---------------------------- ------ ------------------------------
  36  CURITIBA                     PR                 [**]
----- ---------------------------- ------ ------------------------------
  37  DIVINOPOLIS                  MG                 [**]
----- ---------------------------- ------ ------------------------------
  38  DOURADOS                     MS                 [**]
----- ---------------------------- ------ ------------------------------
  39  FARROUPINHA                  RS                 [**]
----- ---------------------------- ------ ------------------------------
  40  FEIRA DE SANTANA             BA                 [**]
----- ---------------------------- ------ ------------------------------
  41  FLORIANOPOLIS                SC                 [**]
----- ---------------------------- ------ ------------------------------
  42  FORTALEZA                    CE                 [**]
----- ---------------------------- ------ ------------------------------

----- ---------------------------- ------ ------------------------------
  43  FOZ DO IGUACU                PR                 [**]
----- ---------------------------- ------ ------------------------------
  44  GOIANIA                      GO                 [**]
----- ---------------------------- ------ ------------------------------
  45  GOVERNADOR VALADARES         MG                 [**]
----- ---------------------------- ------ ------------------------------
  46  GURUPI                       TO                 [**]
----- ---------------------------- ------ ------------------------------
  47  ILHEUS                       BA                 [**]
----- ---------------------------- ------ ------------------------------
  48  IMPERATRIZ                   MA                 [**]
----- ---------------------------- ------ ------------------------------
  49  ITABUNA                      BA                 [**]
----- ---------------------------- ------ ------------------------------
  50  ITAJAI                       SC                 [**]
----- ---------------------------- ------ ------------------------------
  51  JABOATAO DOS GUARARAPES      PE                 [**]
----- ---------------------------- ------ ------------------------------
  52  JEQUIE                       BA                 [**]
----- ---------------------------- ------ ------------------------------
  53  JI-PARANA                    RO                 [**]
----- ---------------------------- ------ ------------------------------
  54  JOAO PESSOA                  PB                 [**]
----- ---------------------------- ------ ------------------------------
  55  JOINVILLE                    SC                 [**]
----- ---------------------------- ------ ------------------------------
  56  JUAZEIRO DO NORTE            CE                 [**]
----- ---------------------------- ------ ------------------------------
  57  JUIZ DE FORA                 MG                 [**]
----- ---------------------------- ------ ------------------------------
  58  JUNDIAI                      SP                 [**]
----- ---------------------------- ------ ------------------------------
  59  LAGES                        SC                 [**]
----- ---------------------------- ------ ------------------------------
  60  LONDRINA                     PR                 [**]
----- ---------------------------- ------ ------------------------------
  61  LUZIANIA                     GO                 [**]
----- ---------------------------- ------ ------------------------------
  62  MACAPA                       AP                 [**]
----- ---------------------------- ------ ------------------------------
  63  MACEIO                       AL                 [**]
----- ---------------------------- ------ ------------------------------
  64  MANAUS                       AM                 [**]
----- ---------------------------- ------ ------------------------------
  65  MARILIA                      SP                 [**]
----- ---------------------------- ------ ------------------------------
  66  MARINGA                      PR                 [**]
----- ---------------------------- ------ ------------------------------
  67  MONTES CLAROS                MG                 [**]
----- ---------------------------- ------ ------------------------------
  68  MOSSORO                      RN                 [**]
----- ---------------------------- ------ ------------------------------
  69  NATAL                        RN                 [**]
----- ---------------------------- ------ ------------------------------
  70  NOVO HAMBURGO                RS                 [**]
----- ---------------------------- ------ ------------------------------
  71  OLINDA                       PE                 [**]
----- ---------------------------- ------ ------------------------------
  72  OSASCO                       SP                 [**]
----- ---------------------------- ------ ------------------------------
  73  PALMAS                       TO                 [**]
----- ---------------------------- ------ ------------------------------
  74  PARNAIBA                     PI                 [**]
----- ---------------------------- ------ ------------------------------
  75  PASSO FUNDO                  RS                 [**]
----- ---------------------------- ------ ------------------------------
  76  PAULISTA                     PE                 [**]
----- ---------------------------- ------ ------------------------------
  77  PELOTAS                      RS                 [**]
----- ---------------------------- ------ ------------------------------
  78  PETROLINA                    PE                 [**]
----- ---------------------------- ------ ------------------------------
  79  PETROPOLIS                   RJ                 [**]
----- ---------------------------- ------ ------------------------------
  80  PIRACICABA                   SP                 [**]
----- ---------------------------- ------ ------------------------------
  81  PONTA GROSSA                 PR                 [**]
----- ---------------------------- ------ ------------------------------
  82  PORTO ALEGRE                 RS                 [**]
----- ---------------------------- ------ ------------------------------
  83  PORTO VELHO                  RO                 [**]
----- ---------------------------- ------ ------------------------------
  84  PRESIDENTE PRUDENTE          SP                 [**]
----- ---------------------------- ------ ------------------------------
  85  RECIFE                       PE                 [**]
----- ---------------------------- ------ ------------------------------
  86  RESENDE                      RJ                 [**]
----- ---------------------------- ------ ------------------------------
  87  RIBEIRAO PRETO               SP                 [**]
----- ---------------------------- ------ ------------------------------

----- ---------------------------- ------ ------------------------------
  88  RIO BRANCO                   AC                 [**]
----- ---------------------------- ------ ------------------------------
  89  RIO DE JANEIRO               RJ                 [**]
----- ---------------------------- ------ ------------------------------
  90  RIO GRANDE                   RS                 [**]
----- ---------------------------- ------ ------------------------------
  91  RIO VERDE                    GO                 [**]
----- ---------------------------- ------ ------------------------------
  92  RONDONOPOLIS                 MT                 [**]
----- ---------------------------- ------ ------------------------------
  93  SALVADOR                     BA                 [**]
----- ---------------------------- ------ ------------------------------
  94  SANTA CRUZ DO SUL            RS                 [**]
----- ---------------------------- ------ ------------------------------
  95  SANTA MARIA                  RS                 [**]
----- ---------------------------- ------ ------------------------------
  96  SANTANA DO LIVRAMENTO        RS                 [**]
----- ---------------------------- ------ ------------------------------
  97  SANTAREM                     PA                 [**]
----- ---------------------------- ------ ------------------------------
  98  SANTO ANDRE                  SP                 [**]
----- ---------------------------- ------ ------------------------------
  99  SANTO ANGELO                 RS                 [**]
----- ---------------------------- ------ ------------------------------
 100  SANTOS                       SP                 [**]
----- ---------------------------- ------ ------------------------------
 101  SAO BERNARDO DO CAMPO        SP                 [**]
----- ---------------------------- ------ ------------------------------
 102  SAO CAETANO DO SUL           SP                 [**]
----- ---------------------------- ------ ------------------------------
 103  SAO CARLOS                   SP                 [**]
----- ---------------------------- ------ ------------------------------
 104  SAO JOSE DO RIO PRETO        SP                 [**]
----- ---------------------------- ------ ------------------------------
 105  SAO JOSE DOS CAMPOS          SP                 [**]
----- ---------------------------- ------ ------------------------------
 106  SAO JOSE DOS PINHAIS         PR                 [**]
----- ---------------------------- ------ ------------------------------
 107  SAO LEOPOLDO                 RS                 [**]
----- ---------------------------- ------ ------------------------------
 108  SAO LUIS                     MA                 [**]
----- ---------------------------- ------ ------------------------------
 109  SAO MATEUS                   ES                 [**]
----- ---------------------------- ------ ------------------------------
 110  SAO PAULO                    SP                 [**]
----- ---------------------------- ------ ------------------------------
 111  SINOP                        MT                 [**]
----- ---------------------------- ------ ------------------------------
 112  SOBRAL                       CE                 [**]
----- ---------------------------- ------ ------------------------------
 113  SOROCABA                     SP                 [**]
----- ---------------------------- ------ ------------------------------
 114  TERESINA                     PI                 [**]
----- ---------------------------- ------ ------------------------------
 115  TOLEDO                       PR                 [**]
----- ---------------------------- ------ ------------------------------
 116  TUBARAO                      SC                 [**]
----- ---------------------------- ------ ------------------------------
 117  UBERABA                      MG                 [**]
----- ---------------------------- ------ ------------------------------
 118  UBERLANDIA                   MG                 [**]
----- ---------------------------- ------ ------------------------------
 119  UMUARAMA                     PR                 [**]
----- ---------------------------- ------ ------------------------------
 120  URUGUAIANA                   RS                 [**]
----- ---------------------------- ------ ------------------------------
 121  VARGINHA                     MG                 [**]
----- ---------------------------- ------ ------------------------------
 122  VARZEA GRANDE                MT                 [**]
----- ---------------------------- ------ ------------------------------
 123  VITORIA                      ES                 [**]
----- ---------------------------- ------ ------------------------------
 124  VITORIA DA CONQUISTA         BA                 [**]
----- ---------------------------- ------ ------------------------------
 125  VOLTA REDONDA                RJ                 [**]
----- ---------------------------- ------ ------------------------------
      TOTAL GERAL                                     [**]
----- ---------------------------- ------ ------------------------------

(*) The number of Dedicated Modems marked with an (*) refer to Dedicated Modems duly contracted for by AOL, but not yet installed by Embratel up to the date of execution of the 11th Amendment, of which this Annex II is a part.